Exhibit 99.1

Investor Relations Contact:	Media Contact:
Carolyn Bass	Mei Li
Market Street Partners	NetSuite Inc.
415.445.3232	650.627.1063
IR@netsuite.com	meili@netsuite.com

NETSUITE ANNOUNCES FIRST QUARTER 2013 FINANCIAL RESULTS

•	Record Q1 Revenue of $91.6 Million, a 32% Year-over-Year Increase

•	Operating Cash Flows of $14.7 Million, a 39% Increase Year-over-Year

SAN MATEO, Calif. - April 25, 2013-NetSuite Inc. (NYSE: N), the industry's leading provider of cloud-based financials / ERP software suites, today announced operating results for its first quarter ended March 31, 2013.

Total revenue for the first quarter of 2013 was $91.6 million, representing a 32% increase over the same period in the prior year.

Cash flows from operations were $14.7 million in the first quarter of 2013, an increase of $4.1 million, or 39%, over the same period in the prior year.

On a GAAP basis, net loss for the first quarter of 2013 was $13.0 million, or $(0.18) per share, as compared to a net loss of $7.7 million, or $(0.11) per share, in the first quarter of 2012.

Non-GAAP net income for the first quarter of 2013 was $2.8 million, or $0.04 per share, as compared to non-GAAP net income of $4.1 million, or $0.06 per share, in the first quarter of 2012.

“While traditional software companies continued to struggle, NetSuite delivered arguably the finest Q1 in our history,” said Zach Nelson, CEO of NetSuite. “NetSuite’s success is driven by the fact that businesses around the world realize that in order to achieve their business vision, they need to move their core operational systems from pre-cloud software like Microsoft Dynamics GP/Great Plains and SAP to NetSuite’s modern cloud-based suite of applications.”

Conference Call
In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss our first quarter 2013 financial results and our outlook for the second quarter of 2013 and full year 2013. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite's website at www.netsuite.com/investors. The live call can be accessed by dialing 888-244-2460 (U.S.) or 913-312-1507 (outside the U.S.) and referencing passcode: 102-9627. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 102-9627.

About NetSuite
NetSuite Inc. is the industry's leading provider of cloud-based financials / Enterprise Resource Planning (ERP) software suites. In addition to financials/ERP software suites, NetSuite offers a broad suite of applications, including accounting, Customer Relationship Management (CRM), Professional Services Automation (PSA) and Ecommerce that enables companies to manage most of their core business operations in its single integrated suite. NetSuite software allows businesses to automate operations, streamline processes and access real-time business information anytime, anywhere. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements
This press release and NetSuite's scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite's management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to us as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at one or more of our data centers may occur; a security breach may impact operations; risks associated with material defects or errors in our software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; changes in foreign exchange rates; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today's discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to our Annual Report on Form 10-K filed on February 28, 2013, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or NetSuite's website at www.netsuite.com.

Non-GAAP Financial Measures
Our stated results include certain non-GAAP financial measures, including non-GAAP operating income, net income, weighted average shares outstanding, and net income per share. Non-GAAP operating income excludes expenses related to stock-based compensation expense, amortization of intangible assets, and transaction costs for business combinations. Non-GAAP net income excludes expenses related to stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations and income tax benefit associated with business combination. Non-GAAP operating income and non-GAAP net income exclude these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. We believe these adjustments provide useful comparative information to investors.

We consider these non-GAAP financial measures to be important because they provide useful measures of our operating performance and are used by our management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on our Investor Relations website at www.netsuite.com/investors. The contents of the website are not incorporated by reference into this press release.

NOTE: NetSuite and the NetSuite logo are service marks of NetSuite Inc.

NetSuite Announces First Quarter 2013 Results

NetSuite Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

	March 31, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$190,653	$185,859
Accounts receivable, net of allowances of $629 and $701 as of March 31, 2013 and December 31, 2012, respectively	62,803	64,861
Deferred commissions	27,757	26,959
Other current assets	13,867	9,049
Total current assets	295,080	286,728
Property and equipment, net	40,663	27,210
Deferred commissions, non-current	4,794	4,784
Goodwill	45,434	35,661
Other intangible assets, net	14,658	12,420
Other assets	4,044	2,972
Total assets	$404,673	$369,775
Liabilities and total equity
Current liabilities:
Accounts payable	$4,267	$3,476
Deferred revenue	164,511	154,051
Accrued compensation	17,991	18,806
Accrued expenses	13,722	11,974
Other current liabilities	12,265	9,948
Total current liabilities	212,756	198,255
Long-term liabilities:
Deferred revenue, non-current	7,768	7,365
Other long-term liabilities	18,097	5,386
Total long-term liabilities	25,865	12,751
Total liabilities	238,621	211,006
Total equity:
Common stock	737	727
Additional paid-in capital	556,232	535,853
Accumulated other comprehensive income	881	950
Accumulated deficit	(391,798)	(378,761)
Total equity	166,052	158,769
Total liabilities and total equity	$404,673	$369,775

NetSuite Announces First Quarter 2013 Results

NetSuite Inc.
Condensed Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Revenue:
Subscription and support	$73,960	$68,534	$65,329	$61,049	$57,990
Professional services and other	17,669	16,472	14,462	13,660	11,329
Total revenue	91,629	85,006	79,791	74,709	69,319
Cost of revenue:
Subscription and support (1)	12,315	11,135	10,880	10,631	9,211
Professional services and other (1)	17,330	15,488	14,211	12,423	11,584
Total cost of revenue	29,645	26,623	25,091	23,054	20,795
Gross profit	61,984	58,383	54,700	51,655	48,524
Operating expenses:
Product development (1)	16,650	14,429	13,943	13,277	11,090
Sales and marketing (1)	46,752	42,563	38,591	37,561	35,579
General and administrative (1)	11,745	10,134	9,458	9,897	8,979
Total operating expenses	75,147	67,126	61,992	60,735	55,648
Operating loss	(13,163)	(8,743)	(7,292)	(9,080)	(7,124)
Other income / (expenses) and income taxes, net (1)	126	(878)	(692)	(833)	(586)
Net loss	(13,037)	(9,621)	(7,984)	(9,913)	(7,710)
Net loss per share	$(0.18)	$(0.13)	$(0.11)	$(0.14)	$(0.11)
Weighted average number of shares used in computing net loss per common share	73,144	71,977	71,161	70,370	69,324

(1) Includes stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations and income tax benefit associated with business combination as follows:

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Cost of revenue:
Subscription and support	$1,127	$1,135	$1,169	$1,484	$904
Professional services and other	1,846	1,612	1,688	1,504	1,173
Operating expenses:
Product development	4,848	3,999	4,035	4,060	3,207
Sales and marketing	5,175	4,283	4,142	4,204	3,958
General and administrative	3,946	3,148	2,686	3,415	2,554
Other income / (expenses) and income taxes, net	(1,119)	—	—	—	—
Total	$15,823	$14,177	$13,720	$14,667	$11,796

NetSuite Announces First Quarter 2013 Results

NetSuite Inc.
Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Reconciliation between GAAP operating loss and non-GAAP operating income:
Operating loss	$(13,163)	$(8,743)	$(7,292)	$(9,080)	$(7,124)
Reversal of non-GAAP expenses:
Stock-based compensation and amortization of capitalized stock-based compensation (a)	15,196	12,503	12,584	12,566	10,883
Amortization of intangible assets and business combination costs (b)	1,746	1,674	1,136	2,101	913
Non-GAAP operating income	$3,779	$5,434	$6,428	$5,587	$4,672
Numerator:
Reconciliation between GAAP net loss and non-GAAP net income:
Net loss	$(13,037)	$(9,621)	$(7,984)	$(9,913)	$(7,710)
Stock-based compensation and amortization of capitalized stock-based compensation (a)	15,196	12,503	12,584	12,566	10,883
Amortization of intangible assets and business combination costs (b)	1,746	1,674	1,136	2,101	913
Income tax benefit associated with business combination (c)	(1,119)	—	—	—	—
Non-GAAP net income	$2,786	$4,556	$5,736	$4,754	$4,086
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	73,144	71,977	71,161	70,370	69,324
Effect of dilutive securities (stock options and restricted stock awards) (d)	2,371	2,999	3,051	3,152	3,604
Non-GAAP weighted average shares used in computing non-GAAP net income per common share	75,515	74,976	74,212	73,522	72,928
GAAP net loss per share	$(0.18)	$(0.13)	$(0.11)	$(0.14)	$(0.11)
Non-GAAP net income per share	$0.04	$0.06	$0.08	$0.06	$0.06
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income, net income, weighted average shares outstanding and net income per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets, transaction costs for business combinations and income tax benefit associated with business combination and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future.

NetSuite Announces First Quarter 2013 Results

These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance.

The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our operational performance and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price. Additionally, we capitalize equity based compensation costs in connection with our capitalization of internally developed software costs. These equity based compensation costs are included in cost of revenue when the internally developed software costs are amortized. As such, we included these costs in the stock-based compensation line item to determine both non-GAAP operating income and non-GAAP net income.

(b)
Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. Expense for the amortization of intangible assets is a non-cash item, and we believe that the exclusion of this amortization expense provides for a useful comparison of our operating results to prior periods and to our peer companies. In Q2 2012, certain customers acquired in a previous business combination transitioned from their legacy service offering to a NetSuite service offering or terminated their service completely. As a result, we recorded a $401,000 impairment charge related to the legacy product's developed technology intangible asset. This impairment charge is included in amortization of intangible assets. Business combinations result in non-continuing operating expenses which would not otherwise have been incurred in the normal course of our business operations. We believe that the exclusion of acquisition related expense items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(c)
In connection with a small acquisition during the first quarter of 2013, we recorded an income tax benefit that reduced our income tax provision for the first quarter of 2013. This income tax benefit is a non-cash item that would not otherwise have been incurred in the normal course of our business operations. We believe that the exclusion of acquisition related items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(d)	These securities are anti-dilutive on a GAAP basis as a result of our net loss, but are considered dilutive on a non-GAAP basis in periods where we reported positive non-GAAP earnings.

NetSuite Announces First Quarter 2013 Results

NetSuite Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Net loss	$(13,037)	$(7,710)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,380	2,519
Amortization of other intangible assets	1,186	901
Provision for accounts receivable allowances	171	177
Stock-based compensation	15,120	10,883
Amortization of deferred commissions	12,599	11,042
Excess tax benefit on stock-based compensation	(70)	(100)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	1,878	(1,513)
Deferred commissions	(13,407)	(9,987)
Other current assets	(4,862)	(810)
Other assets	(589)	(226)
Accounts payable	658	616
Accrued compensation	(737)	(4,183)
Deferred revenue	10,990	8,626
Other current liabilities	2,287	528
Other long-term liabilities	(867)	(207)
Net cash provided by operating activities	14,700	10,556
Cash flows from investing activities:
Purchases of property and equipment	(3,162)	(2,392)
Capitalized internal use software	(472)	(228)
Cash paid in business combinations, net of amounts received, and equity investment	(10,429)	—
Net cash used in investing activities	(14,063)	(2,620)
Cash flows from financing activities:
Payments under capital leases	(184)	(180)
Payments under capital leases and long-term debt - related party	(393)	(385)
Excess tax benefit on stock-based compensation	70	100
RSU acquired to settle employee withholding liability	(96)	(47)
Proceeds from issuance of common stock, net of issuance costs	4,984	5,109
Net cash provided by financing activities	4,381	4,597
Effect of exchange rate changes on cash and cash equivalents	(224)	179
Net change in cash and cash equivalents	4,794	12,712
Cash and cash equivalents at beginning of period	185,859	141,448
Cash and cash equivalents at end of period	$190,653	$154,160